ACQUISITION OF CONSTELLIUM-BOWLING GREEN - Goodwill Arising as a Result of Preliminary Allocation of Purchase Price to Assets Acquired and Liabilities Assumed (Details) - Constellium Bowling Green LLC
€ in Millions
Jan. 10, 2019 EUR (€)
Disclosure of detailed information about business combination [line items]
Cash and cash equivalents	€ 4
Trade receivables and other	49
Inventories	65
Property, plant and equipment	165
Deferred tax assets	3
Trade payables and other	(41)
Borrowings	(75)
Net asset acquired at fair value	170
Goodwill	24
Total Consideration	€ 194